Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

25. COMMITMENTS AND CONTINGENCIES

Contingencies

The Group is, from time to time, subject to claims and disputes arising in the normal course of business. In the opinion of the management, while the outcome of any such claims and disputes cannot be predicted with certainty, its ultimate liability in connection with these matters is not expected to have a material adverse effect on the Group’s results of operations.

Through the issuance date of this report, Tianjin Geological Engineering Survey and Design Institute Co., Limited filed proceedings with the Group, see Note 26 Subsequent events for details. Except for the above and the following Disputes, the Group is not aware of any pending or threatened claims and litigation as of December 31, 2024 and through the issuance date of these consolidated financial statements.

Puluo Debt

During 2018, Tianqi Group entered into a series of agreements with Taizhou Puluo New Energy Automobile Equity Investment Enterprise (Limited Partnership) (“Puluo”) and had received several loans from Puluo totaled RMB1.088 billion (approximately US$150.0 million) which was to be repaid in full as of December 31, 2018 (the “Puluo Debts”).

In December 2021, to settle the Puluo Debts, Tianqi Group entered into a series of supplemental agreements (the “New Agreements”) with Puluo, Guozhong Tianhong Asset Management (Tianjin) Co., LTD (“Guozhong Tianhong”), and Tianjin Tuoda. Under the New Agreements, Guozhong Tianhong acquired the Puluo Debts from Puluo, resulting in a payment obligation of RMB1.088 billion by Tianqi Group to Guozhong Tianhong, as well as a payment obligation of RMB1.088 billion by Guozhong Tianhong to Puluo. On the same day, Guozhong Tianhong converted its RMB1.088 billion credit due from Tianqi Group into 10.625% of equity shares of Tianqi Group.

According to the New Agreements, in the event that the Group fails to obtain approval from the SEC and complete a business combination before December 31, 2022, Guozhong Tianhong is obligated to transfer both the Puluo Debts and its equity interest of Tianqi Group to Tianjin Tuoda. Subsequently, on January 1, 2023, Tianjin Tuoda would assume responsibility for repaying the Puluo Debts to Puluo while also acquiring the equity interests of Tianqi Group. However, the consummation of a business combination before December 31, 2022 would require Guozhong Tianhong to pay back Puluo Debts in two installments within a period of two years from the date of the business combination. Additionally, within this same timeframe following completion of the business combination, Tianjin Tuoda will make two installment payments towards indemnifying Puluo (referred to as “Indemnification”). On November 11, 2022, the Company consummated the business combination with East Stone.

According to the New Agreements, the Group assumed joint and several liability (the “Joint and Several Liability”) for both the repayment of the Puluo Debts and the Indemnification from Guozhong Tianhong or Tianjin Tuoda (the “Co-obligator”) to Puluo. Additionally, Mr. Alan Nan Wu assumed joint and several liability for the repayment of the Indemnification from Tianjin Tuoda to Puluo.

In 2022, eight shareholders of the Group signed letters of support to demonstrate their commitment to providing financial support to Tianjin Tuoda for its indebtedness in the event that the Group fails to complete a business combination, as well as assuming joint and several liability of the Group for the repayment of both the Puluo Debts and the Indemnification. In 2023, (i) two shareholders of the Group signed letters of support to commit their financial support to Tianjin Tuoda and Guozhong Tianhong for the indebtedness, as well as assuming the joint and several liability for the repayment of both the Puluo Debts and the Indemnification, and (ii) Guozhong Tianhong signed a letter to commit its repayment of the debt to Puluo (collectively, the “Shareholders’ Support”).

As of December 31, 2022, 2023 and 2024, the Puluo Debts payable by Guozhong Tianhong were US$157.7 million, US$153.2 million and US$149.1 million, and the Indemnification payable by Tianjin Tuoda were US$68.7 million, US$71.7 million and US$73.3 million, respectively.

The management assessed the Joint and Several Liability in accordance with ASC 405-40. As of December 31, 2022, 2023 and 2024, considering that the arrangement did not specify the Company’s payment obligations, no additional payments are anticipated on behalf of the co-obligator with the Shareholders’ Support. Consequently, no liability was recognized as of December 31, 2022, 2023 and 2024.

Tiancheng Dispute

In January 2023, NWTN Zhejiang invited the Tiancheng Coating System Changzhou Co., Ltd. (“Tiancheng”) to bid for the coating production line project, specifying technical requirements and payment terms. Tiancheng submitted bids, including a final offer of RMB296.8 million, and was orally notified of winning the bid in February 2023. Tiancheng fulfilled design obligations, completing over 4,200 drawings and achieving the second payment milestone (60% of the contract value) after sign-offs in April 2023. NWTN Zhejiang delayed contract signing and refused to pay the total amount plus interest of RMB94.7 million. Tiancheng argues a factual contract existed under Chinese law, citing bid documents, acceptance of performance, and legal precedents. The lawsuit demanding contract payment, interest, and litigation costs, filed on February 4, 2024. As of December 31, 2024, the Group considered to bear the obligation of this payments of RMB47.4 million (US$6.5 million), half of the total claimed amount.

Xingjing Dispute

Xingjing (Guangzhou) Technology Co., Ltd. (“Xingjing”) alleged that after signing a RMB2.6 million system development service contract in June 2023, NWTN Zhejiang paid only the first 30% installment but defaulted on subsequent payments totaling RMB2.1 million, including principal, liquidated damages, and legal fees. Xingjing claimed to have fulfilled deliverables for the second and third payment stages. Through court mediation on April 29, 2025, the parties agreed that NWTN Zhejiang would pay RMB1.7 million (US$0.2 million) by September 30, 2025.

Longchuang Dispute

In January 2025, Shanghai Longchuang Automotive Design Co., Ltd. (“Longchuang”) filed a lawsuit against NWTN Zhejiang alleging a contract dispute over unpaid project fees. Longchuang claimed the NWTN Zhejiang owed RMB0.9 million for multiple agreements signed during June to November 2023, covering mold development and sample parts supply for vehicle models. After mediation on March 24, 2025, the parties reached a settlement that NWTN Zhejiang agreed to pay RMB0.9 million (US$0.1 million) in three installments by September 30, 2025, November 30, 2025 and December 15, 2025.

Other Business Lawsuits

Other than the disputes discussed above, as of December 31, 2024 and the issuance date of the consolidated financial statements, there were still five on-going and four closed lawsuits against the Group for unpaid claim amount, penalty and accrued interests in the total estimated amount of RMB0.6 million. These lawsuits were initiated by Anfirui Engineering Technology (Chengdu) Co., Ltd., Shanghai Bishi Human Resources Co., Ltd., Shanghai Xundao New Energy Technology Co., Ltd., Shanghai Luanming Automobile Technology Co., Ltd., Tianjin Geological Engineering Survey and Design Institute Co., Ltd., Shanghai Nanyang Wanbang Software Technology Co., Ltd., Shanghai Zhuolun International Logistics Co., Ltd., Hangzhou Yarui Standard Technical Service Co., Ltd. and Shanghai Institute of Mechanical & Electrical Engineering Co., Ltd.